EXHIBIT 10.5

                              SECOND AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                             (SYNDICATED AGREEMENT)
                   -----------------------------------------


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (SYNDICATED AGREEMENT) ("Amendment") is entered into as of this 17th day of March 2000, by and among MORTGAGE.COM, INC., a Florida corporation, (the "Company"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), and BANK UNITED, a federal savings bank ("Bank United") (RFC, Bank United and any Additional Lender that may from time to time here-after become party hereto are hereafter referred to as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent").

     WHEREAS, the Company, the Lenders and the Credit Agent have entered into a revolving warehouse facility with a present Credit Limit of $90,000,000 (the "Commitment"), as evidenced by a Second Amended and Restated Warehousing Credit and Security Agreement (Syndicated Agreement) dated November 12, 1999, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company has requested that the Lenders increase the Credit Limit, increase the Maximum Commitments of each of the Lenders and amend certain other terms of the Agreement, and the Lenders have agreed to such increases and amendment subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be March 20, 2000, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement is amended to delete the following definitions in their entirety, replacing them with the following definitions:

          "Credit Limit" means at any date the sum of the Maximum Commitments of the Lenders at such date, with the Credit Limit as of March 17, 2000, being $110,000,000.


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


     4. Section 2.7 of the Agreement is amended to add the following section immediately after Section 2.7(i):

          2.7(j) The Company may, from time to time, prepay a portion of the Advances pursuant to this Section 2.7(j) (any such prepayment is hereafter referred to as a "Buydown"). A Buydown shall not, except as set forth below, be deemed a prepayment of any particular Advances, and shall not entitle the Company to the release of any Collateral. If a Default or an Event of Default has occurred and is continuing, the Lenders shall be entitled to retain any portion of the Buydown. All or any portion of a Buydown may be reborrowed hereunder, provided no Default or Event of Default has occurred and is continuing, upon written notice to the Credit Agent no later than 9:30 a.m. on the Business Day that the Company desires to reborrow such amount. In the event the Lenders receive a payment of Advances that would, as a result of the Buydown, reduce the outstanding principal balance of the Advances to an amount less than zero, the Buydown, or a portion thereof equal to such excess, shall be re-advanced to the Company. The Company will provide RFC 1 Business Day advance notice of each Buydown. Each request for a Buydown must be on the corporate letterhead of the Company, and must be in an amount of not less than $1,000,000. No more than 2 Buydowns will occur in any 1 week period.

     5. All references to the Company's address in the Loan Documents shall be amended to refer to the Company's new address, 1643 North Harrison Parkway, Building H, Sunrise, FL 33323.

     6. Upon execution of this Amendment, the Company agrees to pay to the Credit Agent for the benefit of the lenders, the pro rata Commitment Fee on the increased Maximum Commitment amount for each of the Lenders for the time period from the Effective Date to and including March 31, 2000.

     7. The Warehousing Promissory Notes are amended and restated in their entirety as set forth in the First Amended and Restated Warehousing Promissory Notes. All references in this Amendment and in the Agreement to the Warehousing Promissory Note shall be deemed to include to the First Amended and Restated Warehousing Promissory Notes.

     8. The Exhibit B attached to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit B attached to this Amendment. All references in the Agreement to Exhibit B shall be deemed to refer to the new Exhibit B.

     9. The Exhibit M attached to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit M attached to this Amendment. All references in the Agreement to Exhibit M shall be deemed to refer to the new Exhibit M.

     10. The Company shall deliver to the Credit Agent (a) an original of this Amendment, executed by the Company, the Lenders and the Credit Agent, (b) an executed original of RFC's First Amended and Restated Warehousing Promissory
Note in the form attached hereto as Exhibit A-1; (c) an executed original of Bank United's First Amended and Restated Warehousing Promissory Note in the form attached hereto as Exhibit A-2; (d) an executed Certificate of Secretary with corporate resolutions, (e) modification fees in the amount of $500, each payable to Bank United and RFC; (f) the Commitment Fee on the amount of the increase in each Lender's Maximum Commitment for the period from the Effective date through March 31, 2000; and (g) a documentation fee in the amount of $350 payable to the Credit Agent.

     11. The Company represents, warrants and agrees that (a) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the company enforceable in accordance with their terms, as modified herein,
(b) the lenders are not in default under any of the Loan Documents and the Company has no offset or defense to their performance or obligations under any of the Loan Documents, (c) the representations contained in the Loan Documents remain true and accurate in all respects, and (d) there have been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     12. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


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


     IN WITNESS WHEREOF, the Company and the Lenders have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                        COMPANY:
                                        MORTGAGE.COM, INC.,
                                        a Florida corporation,


                                        By:  /s/ Seth Werner
                                           -------------------------------------
                                        Its:  Chairman/CEO

                                        Notice Address:
                                        Mortgage.Com, Inc.
                                        1643 North Harrison Parkway
                                        Harrison, FL  33323
                                        Attention:  Edwin Johnson
                                        Telecopier No.:  (877) 224-9071




STATE OF MARYLAND        )
                         ) ss
COUNTY OF MONTGOMERY     )

     On March 17, 2000 before me, a Notary Public, personally appeared Seth Werner, the Chairman/CEO of MORTGAGE.COM, INC., a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                        /s/ S. von dem Hagen
                                        ----------------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: October 15, 2001

                                        CREDIT AGENT:
                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By:  /s/ Jim Clapp
                                           -------------------------------------
                                        Its: Director

                                        Notice Address:
                                        4800 Montgomery Lane
                                        Suite 300
                                        Bethesda, Maryland  20814
                                        Attention:  Jim Clapp
                                                    Director
                                        Telecopier No.:  (301) 215-6288


                                        LENDERS:
                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By:  /s/ Jim Clapp
                                           -------------------------------------
                                        Its: Director

                                        Notice Address:
                                        4800 Montgomery Lane
                                        Suite 300
                                        Bethesda, Maryland  20814
                                        Attention:  Jim Clapp
                                                    Director
                                        Telecopier No.:  (301) 215-6288



STATE OF MARYLAND        )
                         ) ss
COUNTY OF MONTGOMERY     )

     On March 17, 2000 before me, a Notary Public, personally appeared Jim Clapp, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                        /s/ S. von dem Hagen
                                        ----------------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: October 15, 2001

                                        BANK UNITED,
                                        a federal savings bank


                                        By:  /s/ Michael McAuley
                                           -------------------------------------
                                        Its: Managing Director

                                        Notice Address:
                                        1629 Indian River Drive
                                        Cocoa, FL  32922
                                        Attention:  Melanie Carrington
                                        Telecopier No.:  (407) 638-3399




STATE OF MARYLAND        )
                         ) ss
COUNTY OF MONTGOMERY     )

     On March 17, 2000 before me, a Notary Public, personally appeared Michael McAuley, the Managing Director of BANK UNITED, a federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                        /s/ S. von dem Hagen
                                        ----------------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: October 15, 2001